UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2015 (June 2, 2015)

NANOSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 1, 2015, Ann Wallin, the interim chief financial officer, chief accounting officer and secretary of Nanosphere, Inc. (the “Company”), resigned as an officer and employee of the Company effective June 12, 2015. Ms. Wallin resigned to pursue other professional opportunities and her resignation did not arise from any disagreement on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. Wallin’s resignation and effective June 12, 2015, the Company has appointed Ms. Farzana Moinuddin, the Company’s Accounting Manager, as acting principal financial officer and Interim Chief Accounting Officer. On June 2, 2015, the Company entered into a consulting agreement with Chord Advisors, LLC (“Chord”), an advisory firm that provides financial accounting and advisory services to public companies, to assist with maintaining the Company’s internal controls and disclosure controls and procedures to ensure a smooth transition while the Company conducts a search for a new chief financial officer. The Company has retained Chord for a $10,000 retainer and will be billed for services rendered by Chord’s advisors on an hourly basis. A copy of the Company’s agreement with Chord dated June 2, 2015 is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As further described under Item 1.01 above, on June 2, 2015, the Company appointed Ms. Farzana Moinuddin, the Company’s Accounting Manager, as principal financial officer and Interim Chief Accounting Officer effective June 12, 2015.

Ms. Moinuddin joined the Company on May 7, 2014 as Accounting Manager. Prior to joining the Company, from 2005 to 2014, Ms. Moinuddin served in various roles at Stericycle, Inc., including Field Accounting Manager and Corporate Finance Manager. Ms. Moinuddin earned her Bachelors of Science in Accounting from University of Phoenix and her Masters of Business Administration from Northern Illinois University.

Ms. Moinuddin has no family relationship with any of the executive officers or directors of the Company. Except as described herein, there are no arrangements or understandings between Ms. Moinuddin and any other person pursuant to which she was appointed as an officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Agreement between Nanosphere, Inc. and Chord Advisors, LLC dated June 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

(Registrant)

By:	/s/ Michael K. McGarrity
Michael K. McGarrity President and Chief Executive Officer

Date: June 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement between Nanosphere, Inc. and Chord Advisors, LLC dated June 2, 2015.